3: UNITED STATES

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2000

ALGIERS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	0-20911 (Commission File Number)	72-1317594 (IRS Employer Identification No.)

#1 Westbank Expressway, New Orleans, Louisiana 70114
(Address of principal executive offices) (Zip Code)

(504) 367-8221
(Registrant's telephone number, including area code)

Item 5. Other Events.

On October 26, 2000, Algiers Bancorp, Inc. issued the press release attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(a) Exhibits.

99 Press release issued by Algiers Bancorp, Inc. on October 26, 2000, announcing the suspension of the Company's quarterly dividend due to regulatory requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALGIERS BANCORP, INC. By: /S/ FRANCIS M. MINOR Francis M. Minor Acting President and Chief Executive Officer

Dated: October 26, 2000